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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934


        Date of Report (Date of earliest event reported): March 19, 2001



                            DUPONT PHOTOMASKS, INC.

             (Exact name of registrant as specified in its charter)


              Delaware                                  74-2238819
    (State or Other Jurisdiction                     (I.R.S. Employer
  of Incorporation or Organization)                 Identification No.)


                           131 Old Settlers Boulevard
                            Round Rock, Texas  78664

              (Address of principal executive offices) (Zip Code)


       Registrant's telephone number, including area code: (512) 310-6500



                                      N/A

         (Former name or former address, if changed since last report)
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ITEM 5.  OTHER EVENTS.

     Craig W. Kokjohn joins the other director(s), employee(s), officer(s), and executive(s) of DuPont Photomasks, Inc. named in DPMI's 8K filed October 12, 2000 and has adopted a Written Stock and Option Trading Plan (Plans) pursuant to the Securities and Exchange Commission Rule 10b 5-1. The individual plan(s) permit the trading in DPMI stock and options according to their individual formulas, which include quantities, pricing points, dates and other variables in accordance with the SEC rules. All individual plan(s) will be in compliance with the SEC rules and applicable securities regulations.



                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

           Dupont Photomasks, Inc.



Date: March 19, 2001                      By:   /S/ Peter S. Kirlin
                                                -----------------------------
                                                Peter S. Kirlin
                                                Chairman of the Board and
                                                Chief Executive Officer
                                                (Principal Executive Officer)